Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                      11/15/05


        Blended Coupon                                              5.4464%


        Excess Protection Level
          3 Month Average   5.74%
          August, 1999   5.95%
          July, 1999   6.04%
          June, 1999   5.21%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.48%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,316,578,126.38